UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of principal executive offices) (Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CFX	New York Stock Exchange
5.75% Tangible Equity Units	CFXA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2020, following approval by and recommendation of the Compensation Committee of the Board of Directors of Colfax Corporation (the “Company”), the Board of Directors of the Company approved an amendment and restatement of the Company’s Annual Incentive Plan (the “Annual Incentive Plan”). The Company’s Annual Incentive Plan is the plan pursuant to which certain officers, including the Company’s named executive officers, and certain other employees are eligible to receive annual cash incentive payments following completion of the performance period and based upon achievement of performance relative to pre-established goals.

The amendments approved and reflected in the amended and restated Annual Incentive Plan include:

•	Updates made to remove certain provisions relating to Section 162(m) of the Internal Revenue Code of 1986, as amended, which no longer applies to grants under the Annual Incentive Plan as a result of the enactment of the Tax Cuts and Jobs Act, which eliminated the performance-based compensation exception under Section 162(m) for tax years beginning on or after January 1, 2018;

•	Addition of a “clawback” provision that subjects awards under the Annual Incentive Plan to the Company’s clawback policy relating to the recoupment of compensation;

•	Revisions to provide that, upon the death or disability (as defined in the Annual Incentive Plan) of a participant, an outstanding award will continue to vest and be paid out following the end of the performance period, based on actual results achieved by the Company and calculated with any individual performance component achieved at target;

•	Revisions to provide that, upon the retirement (as defined in the Annual Incentive Plan) of a participant, an outstanding award will be paid out on a pro-rated basis based on the number of full or partial months the participant was employed during the performance period and based on the actual results achieved by the Company, calculated with any individual performance component achieved at target; and

•	Revisions to provide the Compensation Committee with the discretion to adjust any awards upward, as well as downward, either on a formula or discretionary basis.

The description of the amendment and restatement of the Annual Incentive Plan, as amended and restated effective April 3, 2020, is qualified in its entirety by reference to the complete Annual Incentive Plan, as amended and restated, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Colfax Corporation Annual Incentive Plan, as amended and restated April 3, 2020

104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2020	COLFAX CORPORATION

	By:	/s/ Bradley J. Tandy
	Name:	Bradley J. Tandy
	Title:	SVP, General Counsel